                                                                     Exhibit 3.2


                             AMENDED AND RESTATED


                                    BY-LAWS


                                      OF


                          CABOT OIL & GAS CORPORATION





                            Adopted August 5, 1994


                           Amended February 20, 1997


                              Amended May 3, 2001


                           Amended September 6, 2001

                     INDEX OF AMENDED AND RESTATED BY-LAWS
                     -------------------------------------

                          CABOT OIL & GAS CORPORATION
                          ---------------------------


Article                                                                    Page
-------                                                                    ----

I.        Certificate of Incorporation................................        1

II.       Annual Meeting of Stockholders..............................        2

III.      Special Meetings of Stockholders............................        3

IV.       Place of Stockholders' Meetings.............................        3

V.        Notice of Stockholders' Meetings............................        3

VI.       Quorum and Action of Stockholders...........................        8

VII.      Proxies and Voting..........................................        9

VIII.     Action by Written Consent...................................       10

IX.       Board of Directors..........................................       12

X.        Powers of the Board of Directors............................       14

XI.       Executive Committee.........................................       14

XII.      Committees..................................................       16

XIII.     Meetings of the Board of Directors..........................       16

XIV.      Quorum and Action of Directors..............................       17

XV.       Restrictions on Stock Transfer..............................       18

XVI.      Compensation of Directors...................................       18

XVII.     Officers and Agents.........................................       19

XVIII.    Chairman of the Board of Directors..........................       19

Article                                                                    Page
-------                                                                    ----

XIX.        President....................................................    20

XX.         Executive Vice Presidents, Senior Vice Presidents............    21

XXI.        Chief Financial Officer......................................    21

XXII.       Secretary and Assistant Secretaries..........................    22

XXIII.      Treasurer and Assistant Treasurers...........................    23

XXIV.       General Counsel and Assistant General Counsels...............    24

XXV.        Controller...................................................    25

XXVI.       Resignations and Removals....................................    26

XXVII.      Vacancies....................................................    27

XXVIII.     Waiver of Notice.............................................    28

XXIX.       Certificates of Stock........................................    28

XXX.        Transfer of Shares of Stock..................................    29

XXXI.       Transfer Books: Record Date..................................    30

XXXII.      Loss of Certificates.........................................    31

XXXIII.     Seal.........................................................    31

XXXIV.      Execution of Papers..........................................    31

XXXV.       Fiscal Year..................................................    32

XXXVI.      Dividends....................................................    32

XXXVII.     Respecting Certain Contracts.................................    32

XXXVIII.    Indemnification of Directors, Officers and Employees.........    33

XXXIX.      Amendments...................................................    35

                             AMENDED AND RESTATED
                             --------------------

                                    BY-LAWS
                                    -------

                                      OF
                                      --

                          CABOT OIL & GAS CORPORATION
                          ---------------------------

                              (THE "CORPORATION")
                              -------------------


                                   ARTICLE I
                                   ---------

                          Certificate of Incorporation
                          ----------------------------

     The name, location of the principal office or place of business in Delaware, and the objects or purposes of the Corporation shall be as set forth in its Certificate of Incorporation. These By-laws, the powers of the Corporation and of its directors and stockholders, and all matters concerning the management of the business and conduct of the affairs of the Corporation shall be subject to such provisions in regard thereto, if any, as are set forth in the Certificate of Incorporation; and the Certificate of Incorporation is hereby made a part of these By-laws. In these By-laws, references to the Certificate of Incorporation mean the provisions of the Certificate of Incorporation (as that term is defined in the General Corporation Law of the State of Delaware) of the Corporation as from time to time in effect, and references to these By-laws or to any requirement or provision of law mean these By-laws or such requirement or provision of law as from time to time in effect.

                                  ARTICLE II
                                  ----------

                        Annual Meeting of Stockholders
                        ------------------------------

     The annual meeting of stockholders shall be held at such date and time as the Board of Directors may designate. Purposes for which the annual meeting is to be held, in addition to those prescribed by law, by the Certificate of Incorporation and by these By-laws, may be specified by the chairman of the board of directors, the president or by the board of directors.

     If the election of directors shall not be held on the day provided for by these By-laws, the directors shall cause the election to be held as soon thereafter as convenient, and to that end, if the election of directors shall not be held at the annual meeting, a special meeting of the stockholders may be held in place of such omitted meeting or election, and any business transacted or election held at such special meeting shall have the same effect as if transacted or held at the annual meeting, and in such cases all references in these By-laws, except in this Article II and in Article IV to the annual meeting of the stockholders, or to the annual election of directors, shall be deemed to refer to or include such special meeting. Any such special meeting shall be called, and the purposes thereof shall be specified in the call, as provided in
Article III.

     The Chairman of a meeting of stockholders may adjourn the meeting from time to time. No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Any previously scheduled meeting of the stockholders may be postponed, by resolution of the Board of

Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

                                  ARTICLE III
                                  -----------

                       Special Meetings of Stockholders
                       --------------------------------

     A special meeting of the stockholders may be called at any time by the chairman of the board of directors, the president or by the board of directors. Such call shall state the time, place and purposes of the meeting.

                                  ARTICLE IV
                                  ----------

                        Place of Stockholders' Meetings
                        -------------------------------

     The annual election of directors, whether at the original or any adjourned session of the annual meeting of the stockholders or of a special meeting held in place thereof, shall be held at such place as the board of directors shall fix for each such meeting. Sessions of such meetings for any other purposes, and the original or any adjourned session of any other special meeting of the stockholders, shall be held at such place within or without the State of Delaware as shall be stated in the call or in the vote of adjournment, as the case may be.

                                   ARTICLE V
                                   ---------

          Notice of Stockholders' Meetings, Business and Nominations
          ----------------------------------------------------------

     A.   Notice of Meetings.
          ------------------

          Except as may be otherwise required by law, by the Certificate of Incorporation or by other provisions of these By-laws, a written notice of each meeting of stockholders, stating the place, day and hour thereof and the purposes for which the meeting is called, shall be given, at least ten days but no more than sixty days before the date of the meeting, to each stockholder entitled to vote thereat by leaving such notice with him or her or at his or her residence or usual place of business, or by mailing it, postage prepaid, addressed to such stockholder at his or her address as it appears upon the books of the Corporation. Such notice shall be given by the secretary or an assistant secretary or in case of their death, absence, incapacity or refusal, by some other officer or by a person designated by the board of directors.

     B.   Annual Meetings of Stockholders.
          -------------------------------

          (1) Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Company's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Company who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law.

          (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (B)(1) of this By-law, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to be named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

          (3)  Notwithstanding anything in the second sentence of paragraph
(B)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

     C.   Special Meetings of Stockholders.  Only such business shall be
          --------------------------------
conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in this By-law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-law. In the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Company's notice of meeting, if the stockholder's notice required by paragraph (B)(2) of this By-law shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

     D.   General.  (1)  Only such persons who are nominated in accordance with
          -------
the procedures set forth in this By-law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-law. Except as otherwise provided by Law, the Certificate of Incorporation or these By-laws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-law and, if any proposed nomination or business is not in compliance with this By-law, to declare that such defective proposal or nomination shall be disregarded.

     (2) For purposes of this By-law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     (3) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                                  ARTICLE VI
                                  ----------

                       Quorum and Action of Stockholders
                       ---------------------------------

     At any meeting of the stockholders, a quorum for the election of any director or for the consideration of any question shall consist of a majority in interest of all stock issued and outstanding and entitled to vote for the election of such director or upon such question, respectively, except in any case where a larger quorum is required by law, by the Certificate of Incorporation or by these By-laws. Stock owned by the Corporation, if any, shall not be deemed outstanding for this purpose. In any case, any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

     When a quorum for an election is present at any meeting, the affirmative vote of the holders of a plurality of the voting power of the stock of the Company which is present at the meeting shall elect to such office. When a quorum for the consideration of a question is present at any meeting, the affirmative vote of the holders of a majority of the voting power of the stock of the Company which is present at the meeting shall decide the quorum, except in any case where a larger vote is required by law, by the Certificate of Incorporation or by these By-laws.

                                  ARTICLE VII
                                  -----------

                              Proxies and Voting
                              ------------------

     Except as otherwise may be provided in the Certificate of Incorporation and subject to the provisions of Article XXXI of these By-laws, each stockholder at every meeting of the stockholders shall be entitled to one vote in person or by proxy for each share of the capital stock held by such stockholder, but no proxy shall be voted after six months from its date, unless the proxy provides for a longer period; and except where the transfer books of the Corporation shall have been closed or a date shall have been fixed as a record date for the determination of the stockholders entitled to vote, as provided in Article XXXI, no share of stock shall be voted at any election for directors which has been transferred on the books of the Corporation within the twenty days preceding such election of directors. Shares of the capital stock of the Corporation belonging to the Corporation shall not be voted upon directly or indirectly.

     Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held, or to give any consent permitted by law, and persons whose stock is pledged shall be entitled to vote, or to give any consent permitted by law, unless in the transfer by the pledgor on the books of the Corporation he or she shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee or his or her proxy may represent said stock and vote thereon or give any such consent.

     The secretary shall prepare or cause to be prepared, at least ten days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder during ordinary business hours, at the place where such election meeting is to be held, or such other place as may be specified in the notice of the meeting, within the city, town or village where the election meeting is to be held, for said ten days, and shall be produced and kept at the time and place of the election meeting for the duration of the election meeting, and be subject to the inspection of any stockholder who may be present. The original or duplicate stock ledger shall conclusively list and identify the stockholders entitled to examine such list or to vote in person or by proxy at such election.

                                 ARTICLE VIII
                                 ------------

                           Action by Written Consent
                           -------------------------

     A. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or to any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

     B. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the record date established in accordance with paragraph (A) of this Article VIII, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner prescribed in paragraph (A) of this Article.

     C. In the event of the delivery, in the manner provided by this Article, to the corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting a prompt ministerial review by the independent inspectors, no action by written consent without a meeting shall be effective until the earlier of (i) five business days following delivery to the corporation of consents signed by the holders of the requisite minimum number of votes that would be necessary to take such action, which delivery shall be accompanied by a certification by the stockholder of record (or his or her designee) who delivered, in accordance with paragraph (A) above, the written notice to the Secretary requesting the Board of Directors to fix a record date or (ii) such date as the independent inspectors certify to the corporation that the consents delivered to the corporation in accordance with this Article represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether during or after such five business day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto).

                                  ARTICLE IX
                                  ----------

                              Board of Directors
                              ------------------

     The number of directors which constitute the whole board of directors shall be not less than three nor more than twenty. Within the limits above specified, the number of directors shall be determined by resolution of the board of directors. The directors shall be elected at the annual meeting of the stockholders, except as provided elsewhere in these By-laws, and each director elected shall hold office until a successor is elected and qualified, or until he or she sooner dies, resigns or is removed or replaced. Directors need not be stockholders. Newly-created directorships resulting from any increase in the authorized number of directors voted by the board of directors between annual meetings may be filled, at the discretion of the board, by an election at a meeting of stockholders held for that purpose, or by an election at a meeting of the board of directors, by vote of a majority of the directors then in office though less than a quorum, and each director so chosen shall hold office until the next annual election of the class of directors to which such director is assigned and until his or her successor is duly elected and shall qualify, unless he or she sooner dies, resigns, or is removed or replaced.

     The board of directors shall be divided into three classes as designated by the initial members of the board of directors. Each class shall be as nearly equal in number as possible to the other classes so designated. The term of office of the first class shall expire at the first annual meeting of stockholders; of the second class one year thereafter; and of the third class two years thereafter. Each subsequent class of directors shall be elected for a full term of office of three years. At all subsequent annual meetings thereafter, the number of directors equal to the number constituting the class whose term expires at the time of such meeting shall be elected to hold office for the full term of office of three years. Upon the creation of any new directorships resulting from any increase in the authorized number of directors voted by the board of directors between annual meetings, such new directors shall be assigned to one of the aforementioned three classes by the vote of a majority of the directors then in office, provided that after such appointment to a class, each class shall be as nearly equal in number as possible to the other classes of the board of directors.

     The provisions of the foregoing paragraph of this Article IX may not be altered, amended or repealed except by the vote of the holders of a majority of the voting power of the issued and outstanding stock of the Corporation at any annual, regular or special stockholders' meeting called for that purpose, the notice of which shall specify the subject matter of the proposed alteration, amendment or repeal of this Article IX.

                                   ARTICLE X
                                   ---------

                       Powers of the Board of Directors
                       --------------------------------

     The board of directors shall have and may exercise all the powers of the Corporation, except such as are conferred exclusively upon the stockholders by law, by the Certificate of Incorporation or by these By-laws.

                                  ARTICLE XI
                                  ----------

                              Executive Committee
                              -------------------

     The board of directors, by a resolution adopted by a majority of the whole board, may from its own number elect an executive committee of the board of directors, to consist of not less than two members, and may from time to time designate or alter, within the limits permitted by this article, the duties and powers of such committee, or change its membership. The chairman of the board of directors shall be an ex officio member of the executive committee.
                         -- -------

     Such executive committee shall be vested with power to take any action which the board itself could take, except as hereinafter provided, with respect to the conduct and management of the business of the Corporation, including declaring dividends, designating and altering the duties, powers and compensation of the officers and agents of the Corporation, electing or appointing the officers and agents other than the chairman of the board of directors, president, treasurer and secretary, filling vacancies other than those vacancies occurring within the board of directors and executive committee, and authorizing or ratifying all purchases, sales, contracts, offers, conveyances, transfers, negotiable instruments, powers of attorney, bonds, and other transactions and instruments of every kind, as well as authorizing the seal of the Corporation to be affixed to all papers which may require it.

     If an executive committee is elected, each member of such executive committee shall hold office until the first meeting of the board of directors following the next annual meeting of the stockholders and until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed, is replaced by change of membership or becomes disqualified by ceasing to be a director.

     One-half of the members of the executive committee then in office, but in no case less than two members, shall constitute a quorum for the transaction of business, but any meeting may be adjourned from time to time by affirmative vote of a majority of the votes cast upon the question, whether or not a quorum is present, and upon such majority consent to adjourn, the meeting may be adjourned without further notice. All minutes of proceedings of the executive committee shall be kept by the secretary or an assistant secretary and shall be available to the board of directors upon its verbal or written request. The executive committee may make rules not inconsistent herewith for the holding and conducting of its meetings, but unless otherwise provided in such rules, its meetings shall be held and conducted in the same manner, as nearly as may be, as is provided in these By-laws for meetings of the board of directors. The board of directors shall have power and authority to rescind any vote or resolution of the executive committee, but no such rescission shall have retroactive effect.

                                  ARTICLE XII
                                  -----------

                                  Committees
                                  ----------

     The board of directors may at any time and from time to time, by resolution adopted by a majority of the whole board of directors, appoint, designate, change the membership of or terminate the existence of one or more committees, each committee to consist of two or more of the directors of the Corporation. Each such committee shall have such name as may be determined from time to time by resolution adopted by the board of directors and shall have and may exercise such powers of the board of directors in the management of the business and affairs of the Corporation, including the power to authorize the seal of the Corporation to be affixed to all papers which may require it, as may be determined from time to time by resolution adopted by a majority of the whole board. One-half of the members of each such committee then in office, but in no case less than two members, shall constitute a quorum for the transaction of business, but any meeting may be adjourned from time to time by affirmative vote of a majority of the votes cast upon the question, whether or not a quorum is present, and upon such majority consent to adjourn, the meeting may be adjourned without further notice. All minutes of proceedings of committees shall be kept by the secretary or an assistant secretary and shall be available to the board of directors upon its verbal or written request.

                                 ARTICLE XIII
                                 ------------

                      Meetings of the Board of Directors
                      ----------------------------------

     Regular meetings of the board of directors may be held without call or formal notice at such places either within or without the State of Delaware and at such times as the board may from time to time determine. A regular meeting of the board of directors may be held without call or formal notice immediately after and at the same place as the annual meeting of the stockholders.

     Special meetings of the board of directors may be held at any time and at any place either within or without the State of Delaware when called by the chairman of the board, the president, the chief financial officer or two or more directors, reasonable notice thereof being given to each director by the secretary or an assistant secretary, or in the case of the death, absence, incapacity or refusal of the secretary or an assistant secretary, by the officer or directors calling the meeting, or without call or formal notice if each director then in office is either present at the special meeting or waives notice before or after such meeting. A waiver of notice in writing, signed by a director entitled to such notice shall be deemed to satisfy such notice requirement whether such written waiver of notice were signed before or after the time of the meeting. In any case it shall be deemed sufficient notice to a director to send notice addressed to him or her at his or her usual or last known business or residence address by postage paid mail at least forty-eight hours before the meeting, or by telegram, telex or facsimile transmission at least twenty-four hours before the meeting, or to give notice to him or her in person at least twenty-four hours before the meeting either by telephone, or by handing him or her a written notice.

                                  ARTICLE XIV
                                  -----------

                        Quorum and Action of Directors
                        ------------------------------

     At any meeting of the board of directors, except in any case where a larger quorum or the vote of a larger number of directors is required by law, by the Certificate of Incorporation or by these By-laws, a quorum for any election or for the consideration of any question shall consist of one-half of the directors then in office, but in no case less than two directors, but any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and upon such majority consent to adjournment, the meeting may be adjourned without further notice. When a quorum is present at any meeting, the votes of a majority of the directors present and voting shall be requisite and sufficient to elect any officer, and a majority of the directors present and voting shall decide any questions brought before such meeting, except in any case where a larger vote is required by law, by the Certificate of Incorporation or by these By-laws.

                                  ARTICLE XV
                                  ----------

                        Restrictions on Stock Transfer
                        ------------------------------

     The board of directors by resolution or resolutions may from time to time, in connection with any employee stock option or purchase plan, fix limitations and restrictions on the transfer of any or all of the authorized but unissued shares or treasury shares of the Corporation made available for such stock option or purchase plan, such restrictions to take effect upon the issue, sale or transfer of such shares. No such limitation or restriction shall be valid unless notice thereof is given on the certificate or certificates representing such shares.

                                  ARTICLE XVI
                                  -----------

                           Compensation of Directors
                           -------------------------

     The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be paid like compensation for attending committee meetings.

                                 ARTICLE XVII
                                 ------------

                              Officers and Agents
                              -------------------

     The officers of the Corporation shall be chosen by the board of directors and shall consist of a chairman of the board, a president, one or more vice presidents, a secretary, a treasurer and such other officers as the board shall deem necessary or appropriate. The board of directors, in its discretion, may choose a chief financial officer, one or more executive vice presidents, senior vice presidents, assistant secretaries and assistant treasurers. Two or more offices may be held by the same person, except that when one person holds the offices of both president and secretary such person shall not hold any other office.

     The board of directors at its first meeting after each annual meeting of stockholders shall choose the corporate officers, of whom only the chairman of the board and the president must be board members. At any time as it shall deem necessary, the board of directors may choose any other officers and agents, who shall hold their offices for such terms, and shall exercise such powers, and perform such duties, as the board shall determine from time to time.

     Any vacancies occurring in any office of the Corporation shall be filled by the board of directors.

                                 ARTICLE XVIII
                                 -------------

                      Chairman of the Board of Directors
                      ----------------------------------

     The chairman of the board, who may be the chief executive officer of the Corporation, shall perform all duties commonly incident to his or her office and shall perform such other duties as the board of directors shall from time to time designate. The chairman of the board shall preside at all meetings of the stockholders and of the board of directors at which he or she is present, except as otherwise voted by the board of directors.

     The chief executive officer, in addition to his or her other duties, shall have general and active management authority of corporate business and shall ensure that all orders and resolutions of the board of directors are carried into effect.

                                 ARTICLE XIX.
                                 ------------

                                   President
                                   ---------

     The president, who may be the chief executive officer or the chief operating officer of the Corporation, shall have such duties and powers as shall be designated from time to time by the chairman of the board or the board of directors. The president shall have all the powers and shall discharge all the duties, other than those as a director, of the chairman of the board or the chief executive officer during his or her absence or his or her inability or incapacity to act. The president shall preside at all meetings of the stockholders and the board of directors, except when the chairman of the board or the chief executive officer is present at such meetings.

     The chief operating officer shall have general responsibility for the daily operations of the Corporation and shall have such duties and powers as shall be designated from time to time by the chairman of the board, the chief executive officer or the board of directors.

                                  ARTICLE XX
                                  ----------

               Executive Vice Presidents, Senior Vice Presidents
               -------------------------------------------------

                              and Vice Presidents
                              -------------------

     Any executive vice president, any senior vice president or, if they are not available, any available vice president, shall have all the powers and shall discharge all the duties of the president during his or her absence or his or her inability or incapacity to act, and each such vice president shall further have such powers and discharge such duties as are imposed upon them by these By-laws or may be from time to time conferred or imposed upon them by the chairman of the board, the chief executive officer, the president, the chief operating officer or the board of directors. Any executive vice president or senior vice president may be the chief operating officer of the Corporation.

                                  ARTICLE XXI
                                  -----------

                            Chief Financial Officer
                            -----------------------

     The chief financial officer, if such officer is appointed, or if not, the treasurer, shall be responsible for developing, recommending and implementing financial policies of the Corporation and shall have general responsibility for protecting the Corporation's financial position. He or she shall keep and maintain or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses capital, retained earnings and shares. He or she shall represent the Corporation in its transactions with banks and other financial institutions.

                                 ARTICLE XXII
                                 ------------

                      Secretary and Assistant Secretaries
                      -----------------------------------

     The secretary or an assistant secretary shall attend all meetings of the stockholders and all meetings of the board of directors and its committees, and shall record all the proceedings of the meetings of the stockholders and of the board of directors and its committees in a book or books to be kept for that purpose. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the board of directors and shall perform such other duties as may be prescribed by the chairman of the board, the president or by the board of directors, under whose supervision the secretary shall work.
The secretary shall keep in safe custody the seal of the Corporation and when authorized by the chairman of the board, the president, the board of directors, or these By-laws, affix the same to any instrument requiring it and, when so affixed, the secretary or an assistant secretary shall attest the seal by signing his or her name to the sealed document. The secretary shall be responsible for the stock ledger (which may, however, be kept by any transfer agent or agents of the Corporation under the direction of the secretary).

     The assistant secretary, or if there are more than one, the assistant secretaries, in the order determined by the secretary, shall in the absence or disability of the secretary perform the duties and exercise the powers of the secretary, and shall perform such other duties and have such other powers as the chairman of the board, the president, the board of directors and the secretary may from time to time prescribe.

                                 ARTICLE XXIII
                                 -------------

                      Treasurer and Assistant Treasurers
                      ----------------------------------

     The treasurer shall have custody of the corporate funds and securities and shall keep, or cause to be kept, full and accurate account of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors. The treasurer shall invest surplus funds in such investments as he or she shall deem appropriate in consultation with the chief financial officer and pursuant to this authority may buy and sell securities on behalf of the Corporation from time to time. He or she shall disburse or cause to be disbursed the funds of the Corporation as may be ordered by the board of directors, the chairman of the board or such other officer as the chairman of the board may from time to time designate, taking proper vouchers for such disbursements. The treasurer shall work under the supervision of the chief financial officer, if the board of directors has appointed such an officer.

     If required by the board of directors, the treasurer shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of his or her office and for the restoration to the Corporation in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation. The assistant treasurer, if any, shall in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the chairman of the board, the president, the board of directors and the treasurer may from time to time prescribe and shall be responsible to and shall report to the treasurer.

                                 ARTICLE XXIV
                                 ------------

                General Counsel and Assistant General Counsels
                ----------------------------------------------

     The general counsel, if the board of directors appoints such an officer, shall be the chief counseling officer of the Corporation in all legal matters, and, subject to the control by the board of directors, he or she shall have charge of all matters of legal import to the Corporation. His or her relationship to the Corporation shall in all respects be that of an attorney to a client. The general counsel shall have charge of all litigation of the Corporation and keep himself or herself advised of the progress of all legal proceedings and claims by and against the Corporation, or in which the Corporation is interested by reason of its ownership and control of other Corporations. The general counsel shall maintain records of all lawsuits and actions of every nature in which the Corporation may be a party, or in which it is interested, with sufficient data to show the nature of the case and the proceedings therein, and such records and the papers relating thereto shall be open at all times to the inspection of the directors and the executive officers of the Corporation.

     The general counsel shall give to the board of directors and to any officer of the Corporation, whenever requested to do so, his or her opinion upon any question affecting the interests of the Corporation and when requested by the chairman of the board, the president, a vice president, or by the board of directors or the executive committee, give his or her opinion upon any subject that may be referred to him or her.

     The general counsel may, in his or her discretion, on behalf of the Corporation, retain such independent attorneys, or law firms, in any and all parts of the world, as he or she may deem necessary to assist him or her in the performance of his or her duties and to protect and further the interests of the Corporation.

     The general counsel shall have power and authority to execute in the name of the Corporation any and all bonds or stipulations for costs or other purposes connected with legal proceedings in any of the courts of justice, for the protection or enforcement of the rights and interests of this Corporation; and, by instrument in writing, he or she may delegate to any such authority appropriate power and authority to execute such bonds or stipulations.

     The assistant general counsel, or, if there are more than one, the assistant general counsels, shall, in the order determined by the general counsel, in the absence or disability of the general counsel, perform his or her duties and exercise his or her powers and shall perform such other duties and have such other powers as the chairman of the board, the president, the board of directors and the general counsel may from time to time prescribe.

                                  ARTICLE XXV
                                  -----------

                                  Controller
                                  ----------

     The controller, if the board of directors elects such an officer, shall be the chief accounting officer of the Corporation, shall keep its books of account and accounting records, and shall be in charge of the Corporation's accounting policies and procedures.

The controller shall work under the supervision of the chief financial officer. The controller shall, with the approval of the board of directors, arrange for annual audits by independent public accountants.

     If required by the board of directors, the controller shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of his or her office and for the restoration to the Corporation in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

     The assistant controller, if any, shall in the absence or disability of the controller perform the duties and exercise the powers of the controller, and shall perform such other duties and have such other powers as the chairman of the board, the president, the board of directors and the controller may from time to time prescribe, and shall be responsible to and shall report to the controller.

                                 ARTICLE XXVI
                                 ------------

                           Resignations and Removals
                           -------------------------

     Any director or officer may resign at any time by delivering his or her resignation in writing to the chairman of the board, the president or the secretary, or to a meeting of the board of directors. Such resignation shall take effect at the time stated in the resignation, or if no time be so stated therein, immediately upon its delivery, and without the necessity of its being accepted unless the resignation shall so state.

     The stockholders may remove any director from office, by vote of a majority in interest of the stock issued and outstanding and entitled to vote for such removal, at any meeting called for that purpose. The board of directors may at any time, by vote of a majority of the directors then in office, remove from office the chairman of the board, the president, any executive vice president, any vice president, the chief financial officer, the treasurer, the secretary, the general counsel or the controller at a special meeting called for that purpose. Any other officer, agent or employee may be removed from office, agency or employment by (i) vote of the board of directors at any meeting thereof, or (ii) in the case of any officer, agent or employee not elected to his or her position by the board of directors, by any committee or officer upon whom such power may be conferred by the board of directors.

     No director or officer resigning, and (except where a right to receive compensation for a definite future period shall be expressly provided in a written agreement with the Corporation duly approved by the board of directors) no director or officer being removed shall have any right to any compensation as such director or officer for any period following his or her resignation or removal, or any right to damages on account of such removal, whether his or her compensation be by the month or by the year or otherwise.

                                 ARTICLE XXVII
                                 -------------

                                   Vacancies
                                   ---------

     If the office of any director becomes vacant, by reason of death, resignation or removal, a successor may be elected by the board of directors by vote of a majority of the remaining directors then in office whether or not the remaining directors constitute a quorum. If the office of any officer becomes vacant, by reason of death, resignation, removal or disqualification, a successor may be elected or appointed by the board of directors by vote of a majority of the directors present and voting. Each such successor shall hold office for the unexpired terms, and until his or her successor shall be elected or appointed and qualified, or until he or she sooner dies, resigns, is removed or replaced or becomes disqualified. The board of directors shall have and may exercise all its powers notwithstanding the existence of one or more vacancies in its number as fixed by the stockholders, subject to any requirements of law or of these By-laws as to the number of directors required for a quorum or for any vote, resolution or other action.

                                ARTICLE XXVIII
                                --------------

                               Waiver of Notice
                               ----------------

     Whenever any notice is required to be given by law or under the provisions of the Certificate of Incorporation or of these By-laws, a written waiver of notice, signed by the person or persons entitled to such notice shall be deemed to satisfy such notice requirement, whether such waiver was signed and delivered before or after the meeting or other event for which notice is waived.

                                 ARTICLE XXIX
                                 ------------

                             Certificates of Stock
                             ---------------------

     Every holder of stock in the Corporation shall be entitled to have a certificate, signed in the name of the Corporation, by the chairman of the board, the president or a vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by him or her in the Corporation; provided, however, that where any such certificate is countersigned by a transfer agent, other than the Corporation or its employee, or by a registrar, other than the Corporation or its employee, any other signature on such certificate may be a facsimile, engraved, stamped or printed. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation, and any such issue and delivery shall be regarded as an adoption by the Corporation of such certificate or certificates. Certificates of stock shall be in such form as shall, in conformity to law, be prescribed from time to time by the board of directors.

                                  ARTICLE XXX
                                  -----------

                          Transfer of Shares of Stock
                          ---------------------------

     Subject to applicable restrictions upon transfer, if any, title to a certificate of stock and to the shares represented thereby shall be transferred only by delivery of the certificate properly endorsed, or by delivery of the certificate accompanied by a written assignment of the same, or a written power of attorney to sell, assign or transfer the same or the shares represented thereby, properly executed; but the person registered on the books of the Corporation as the owner of shares shall have the exclusive right to receive dividends thereon and, except as provided in Article VII with respect to stock which has been pledged, to vote thereon as such owner or to give any consent permitted by law, and shall be held liable for such calls and assessments, if any, as may lawfully be made thereon, and except only as may be required by law, may in all respects be treated by the Corporation as the exclusive owner thereof. It shall be the duty of each stockholder to notify the Corporation of his or her post office or mailing address and to furnish to the Corporation such other information as the Corporation may by law be required to obtain.

                                 ARTICLE XXXI
                                 ------------

                          Transfer Books: Record Date
                          ---------------------------

     The board of directors shall have power to close the stock transfer books of the Corporation for a period not exceeding sixty days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding sixty days in connection with obtaining the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the board of directors may fix in advance a date, not exceeding sixty days preceding the date of any meeting of stockholders, or any other of the above-mentioned events, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                                 ARTICLE XXXII
                                 -------------

                             Loss of Certificates
                             --------------------

     In the case of the alleged loss or destruction or the mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof upon such terms in conformity with law as the board of directors may prescribe.

                                ARTICLE XXXIII
                                --------------

                                     Seal
                                     ----

     The corporate seal of the Corporation shall, subject to alteration by the board of directors, consist of a flat-faced circular die with the word "Delaware", together with the name of the Corporation and the year of its organization, cut or engraved thereon. The corporate seal of the Corporation may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                 ARTICLE XXXIV
                                 -------------

                              Execution of Papers
                              -------------------

     Unless the board of directors generally or in particular cases authorizes the execution thereof in some other manner, all deeds, leases, transfers, sales of securities, contracts, proxies, bonds, notes, checks, drafts and other obligations, agreements and undertakings made, accepted or endorsed by the Corporation, shall be signed by the chairman of the board, the president or by one of the vice presidents, and, if such papers require a seal, the seal of the Corporation shall be affixed thereto and attested by the secretary or an assistant secretary.

                                 ARTICLE XXXV
                                 ------------

                                  Fiscal Year
                                  -----------

     Except as from time to time otherwise provided by the board of directors, the fiscal year of the Corporation shall commence on the first day of January of each year, commencing January 1, 1991.

                                 ARTICLE XXXVI
                                 -------------

                                   Dividends
                                   ---------

     Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law.
Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside, out of any funds of the Corporation available for dividends, such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                ARTICLE XXXVII
                                --------------

                         Respecting Certain Contracts
                         ----------------------------

     The directors of the Corporation are likely to be connected with other corporations, partnerships, associations or firms with which from time to time this Corporation may have business dealings. No contract or other transaction between the Corporation and any other corporation, partnership, association or firm and no act of the Corporation shall be affected by the fact that directors of this Corporation are pecuniarily or otherwise interested in, or are directors, members or officers of such other corporation, partnership, association or firm. Any director individually, or any firm of which such director may be a member, may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation, provided that the fact that he or she or such firm is so interested shall be disclosed or shall have been known to the board of directors or a majority thereof that approves such contract or transaction. Every contract, act or transaction which at any annual meeting of the stockholders, or at any meeting of the stockholders called for that purpose, among others, of considering such contract, act or transaction, shall be authorized, approved or ratified by vote of the holders of a majority of the shares in the capital stock of the Corporation present in person or represented by proxy at such meeting (provided that a quorum of stockholders be there present or represented by proxy) shall be as valid and binding upon the Corporation and upon all its stockholders as though such a contract, act or transaction had been expressly authorized, approved and ratified by every stockholder of the Corporation.

                                ARTICLE XXXVIII
                                ---------------

             Indemnification of Directors, Officers and Employees
             ----------------------------------------------------

     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (and whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise or is or was serving as a fiduciary of any employee benefit plan, fund or program sponsored by the Corporation or such other company, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Delaware as amended from time to time. Such indemnification (unless ordered by a court) shall be made as authorized in a specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in the General Corporation Law of the State of Delaware. Such determination shall be made (1) by the board of directors by vote of a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs by independent legal counsel in a written opinion, or (3) by the stockholders. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                 ARTICLE XXXIX
                                 -------------

                                  Amendments
                                  ----------

     Except as provided in Article IX, these By-laws may be altered, amended or repealed by (i) the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the Corporation or (ii) the affirmative vote of the majority of the directors then holding office at any annual, regular or special stockholders or directors meeting, called for that purpose, the notice of which shall specify the subject matter of the proposed alteration, amendment or repeal and the articles to be affected thereby. Any by-law, whether made, altered, amended or repealed by the stockholders or directors, may be repealed, amended, further amended or reinstated, as the case may be, by either the stockholders or the directors as aforesaid.